                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                              HIGH YIELD PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       %
Cable                                8.4
Chemicals                            1.6
Communications                      23.2
Energy                               1.4
Financial                            1.6
Food & Beverage                      1.5
Gaming                               3.2
General Industrial                   9.7
Health Care                          5.9
Hotels, Lodging & Restaurants        4.5
Manufacturing                        0.7
Media & Entertainment                3.4
Metals                               0.6
Packaging                            2.9
Retail                               5.5
Foreign                             11.3
Technology                           0.7
Transportation                       0.2
U.S. Treasury Securities             2.7
Utilities                            1.9
Yankee                               0.9
Other                                8.2
                                   100.0

PERFORMANCE COMPARED TO THE SALOMON HIGH-YIELD MARKET INDEX(1)
------------------------------------

                             TOTAL RETURNS(2)
                      -------------------------------
                                    AVERAGE ANNUAL
                       ONE YEAR   SINCE INCEPTION(3)
                      ----------  -------------------
PORTFOLIO...........       4.80%           9.10%
INDEX...............       3.61%           8.49%

1. The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                        PERCENT OF
ISSUER                  INDUSTRY        NET ASSETS
------------------  -----------------  -------------
Nextel
 Communications,
 Inc.                Communications           3.5%
Columbia/HCA
 Healthcare Corp.      Health Care            3.3%
                      U.S. Treasury
U.S. Treasury Note     Securities             2.7%
Station Casinos,
 Inc.                    Gaming               2.4%
CSC Holdings, Inc.        Cable               2.4%

TOP FIVE SECTORS
                                  VALUE     PERCENT OF
SECTORS                           (000)     NET ASSETS
------------------------------  ---------  -------------
Communications                  $   7,696        23.2%
Foreign                             3,739        11.3%
General Industrial                  3,202         9.7%
Cable                               2,777         8.4%
Health Care                         1,955         5.9%

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    High Yield
                     Portfolio  Salomon High-Yield Market Index(1)
1/2/97*                $10,000                             $10,000
12/31/97               $11,353                             $11,354
12/31/98               $11,899                             $11,763

*Commencement of Operations
In accordance with SEC regulations,
Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The objective of the High Yield Portfolio is to achieve above-average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers, including corporate bonds and other fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the year ended December 31, 1998, the Portfolio had a total return of 4.80% compared to 3.61% for the Salomon High-Yield Market Index (the "Index"). For the period from inception on January 2, 1997 to December 31, 1998, the Portfolio had an average annual total return of 9.10% compared to 8.49% for the Index. At December 31, 1998, the Portfolio had a SEC 30-Day yield of 9.02%.

The high yield market under performed high quality bonds in 1998 by over 500 basis points. Global financial turmoil highlighted by the default of Russia and the subsequent flight to quality caused spreads to widen dramatically in the third quarter. For the year, the weakness in the third quarter outweighed strong returns for the asset class in the first and fourth quarters.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Technical factors and fear were primarily responsible for the spread widening that occurred in the third quarter. However, for the year, default rates also rose meaningfully which put pressure on specific industries. Leveraged investors including many hedge funds were forced to sell to satisfy margin calls. At the same time, dealers were under pressure to keep inventories low, and net cash flows into mutual funds turned negative. Consistent with the other non-Treasury sectors of the bond market, high yield bonds rebounded strongly in the fourth quarter. An accommodative Fed reduced fears of a credit crunch allowing liquidity to return to this market as well. Technical conditions improved dramatically: mutual fund cash flows were strong, demand for the large number of new issues has been overwhelming, and the deleveraging so prevalent in the previous quarter appears to be over. A strong equity market and improving conditions in the emerging markets also enhanced the confidence of high yield investors in late December and early January. Uncertainty arose again, however, as Brazil's financial crisis heightened.

Results relative to the Index were negatively impacted by exposure to non-U.S. issues and an overweighting in the communications sector. Positive contributions to our relative performance included a higher average credit rating than the Index, an underweight position in cyclical and commodity sectors such as metals, paper, energy and utilities and superior security selection across several sectors. In addition, our focus on larger capitalization public companies, which is a key tenet of our investment philosophy, helped support the domestic portion of the Portfolio.

Current sector allocation, which is driven primarily by bottom up security selection, can be described as follows. The Portfolio remains overweighted the most in the communications and emerging markets sectors where we continue to find value. The Portfolio is also overweighted in the healthcare, retail and gaming sectors. We have less than the Index exposure in the media and consumer sectors as well as in the commodity and cyclical sectors. We are also finding value in securities of selected Western European issuers. As a result of our valuation discipline, the Portfolio continues to maintain an average credit quality that is higher than that of the Index, while the interest rate sensitivity is close to that of the Index.

Even after the recent rebound, yield spreads on high yield bonds now exceed 500 basis points over Treasuries--levels not seen since the early 1990's. During that historical period, default rates were very high (reaching 10% in 1990 and 1991), interest coverage ratios were less than 2.0 times, and there was serious concern over the health of the banking system. Today, default rates are less than 3%, coverage ratios average 2.5 times, and the U.S. financial system is better capitalized. Also, the rating agency upgrade to downgrade ratio is better today than it was in the late 80's, and the percentage of equity in the capital structures of high yield issuers is significantly higher. Finally, cash flow continues to improve for many of the issuers we follow. In summary, prices in the high yield market continue to discount worst case outcomes/default rates that are historically very high at a time when the fundamental credit quality of most high yield issuers is quite strong and the financial system is very healthy. Consequently, we believe that high yield bonds offer compelling value, and we continue to find attractive bottom up investment opportunities using our valuation criteria.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (90.3%)
  CABLE (8.4%)
                 CSC Holdings, Inc.
$          245   7.25%, 7/15/08...................................  $   250
           500   7.875%, 12/15/07.................................      530
                 Lenfest Communications, Inc.
           175   7.625%, 2/15/08..................................      184
           435   8.375%, 11/1/05..................................      470
        (e)165   Metromedia Fiber Network 10.00%, 11/15/08........      170
GBP   (e,n)375   NTL, Inc. 0.00%, 4/1/08..........................      351
                 Rogers Cablesystems Ltd.
$           50   10.125%, 9/1/12..................................       55
           500   Series B, 10.00%, 3/15/05........................      560
                 Rogers Communications, Inc.
           100   8.875%, 7/15/07..................................      103
           100   9.125%, 1/15/06..................................      104
                                                                    -------
                                                                      2,777
                                                                    -------
  CHEMICALS (1.6%)
           500   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      528
                                                                    -------
  COMMUNICATIONS (22.1%)
        (e)225   American Cellular Corp. 10.50%, 5/15/08..........      221
        (e)155   Centennial Cellular Corp. 10.75%, 12/15/08.......      156
         (j)50   Comcast Cellular Holdings Corp., Series B, 9.50%,
                   5/1/07.........................................       53
         (n)50   Dial Call Communications, Inc. 10.25%,
                   12/15/05.......................................       50
           170   Dobson Communications Corp. 11.75%, 4/15/07......      173
 ECU    (n)325   Dolphin Telecommunications plc 0.00%, 6/1/08.....      124
           520   Esprit Telecom Group plc 11.00%, 6/15/08.........      314
$          175   Flag Ltd. 8.25%, 1/30/08.........................      172
           390   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...      409
           180   Globalstar LP/Capital 11.375%, 2/15/04...........      135
           235   Hermes Europe Railtel 11.50%, 8/15/07............      248
        (n)760   Intermedia Communications, Inc., Series B, 0.00%,
                   7/15/07........................................      524
           290   Iridium LLC/Capital Corp., Series A, 13.00%,
                   7/15/05........................................      265
           525   IXC Communications, Inc. 9.00%, 4/15/08..........      522
           265   Level 3 Communications, Inc. 9.125%, 5/1/08......      262
           (n)   Nextel Communications, Inc.
           300   0.00%, 8/15/04...................................      291
         1,250   0.00%, 9/15/07...................................      800
           100   0.00%, 2/15/08...................................       60
                 NEXTLINK Communications Co.
        (n)410   0.00%, 4/15/08...................................      236
         (e)85   10.75%, 11/15/08.................................       87
           285   Primus Telecommunications Group, Inc., Series B,
                   9.875%, 5/15/08................................      272
           175   PSINet, Inc., Series B 10.00%, 2/15/05...........      172
                 Qwest Communications International, Inc.
        (n)410   0.00%, 10/15/07..................................      320
           100   Series B 0.00%, 2/1/08...........................       76
           (n)   RCN Corp.
           580   0.00%, 10/15/07..................................      328
           150   Series B 0.00%, 2/15/08..........................       78
           225   Rogers Cantel, Inc. 8.30%, 10/1/07...............      226
                 RSL Communications plc
  DEM   (n)752   0.00%, 6/15/08...................................      249
$          350   9.125%, 3/1/08...................................      318
         (e)90   12.00%, 11/1/08..................................       95
            18   12.25%, 11/15/06.................................       19
        (n)110   Viatel, Inc. 0.00%, 4/15/08......................       62
                                                                    -------
                                                                      7,317
                                                                    -------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------
  ENERGY (1.4%)
$          145   Husky Oil Ltd. (Floating Rate) 8.90%, 8/15/28....  $   144
           335   Snyder Oil Corp. 8.75%, 6/15/07..................      325
                                                                    -------
                                                                        469
                                                                    -------
  FINANCIAL (1.6%)
           105   CB Richard Ellis Service 8.875%, 6/1/06..........      102
        (n)140   Fuji JGB Investments LLC, Series A, 9.87%,
                   12/31/49.......................................      103
           110   Korea Development Bank 6.625%, 11/21/03..........       98
      (e,n)140   SB Treasury Co., LLC, Series A, 9.40%,
                   12/29/49.......................................      133
           120   Western Financial Bank 8.875%, 8/1/07............       86
                                                                    -------
                                                                        522
                                                                    -------
  FOOD & BEVERAGE (1.5%)
           500   Smithfield Foods, Inc. 7.625%, 2/15/08...........      503
                                                                    -------
  GAMING (3.2%)
           255   Grand Casinos, Inc. 10.125%, 12/1/03.............      278
                 Station Casinos, Inc.
        (e)110   8.875%, 12/1/08..................................      111
           150   9.625%, 6/1/03...................................      155
           200   9.75%, 4/15/07...................................      209
           300   10.125%, 3/15/06.................................      316
                                                                    -------
                                                                      1,069
                                                                    -------
  GENERAL INDUSTRIAL (9.7%)
                 Adelphia Communications Corp.
            60   8.375%, 2/1/08...................................       62
           195   Series B, 8.375%, 2/1/08.........................      203
            60   Series B, 9.875%, 3/1/07.........................       67
        (e)100   Allied Waste of North America 7.875%, 1/1/09.....      101
           265   American Standard Cos. 7.375%, 2/1/08............      266
           105   Axia, Inc. 10.75%, 7/15/08.......................      106
           265   CEX Holdings, Inc. 9.625%, 6/1/08................      240
           140   Harrahs Operating Co., Inc. 7.875%, 12/5/05......      140
        (e)325   Hayes Lemmerz International, Inc. 8.25%,
                   12/15/08.......................................      324
        (n)385   Norcal Waste Systems, Inc. 13.50%, 11/15/05......      416
        (e)320   Nortek, Inc. 8.875%, 8/1/08......................      326
        (e)265   Park Place Entertainment 7.875%, 12/15/05........      266
        (e)125   R&B Falcon Corp. 9.50%, 12/15/08.................      126
        (e)200   Ras Laffan Liquefied Natural Gas Co. 8.294%,
                   3/15/14........................................      167
  DEM   (e)230   Sirona Dental Systems 9.125%, 7/15/08............      137
$          295   Vencor, Inc. 9.875%, 5/1/05......................      255
                                                                    -------
                                                                      3,202
                                                                    -------
  HEALTH CARE (5.9%)
                 Columbia/HCA Healthcare Corp.
           600   6.91%, 6/15/05...................................      588
           100   7.69%, 6/15/25...................................       92
           125   7.00%, 7/1/07....................................      121
           200   7.15%, 3/30/04...................................      199
           100   8.13%, 8/4/03....................................      102
           180   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................      179
                 Tenet Healthcare Corp.
        (e)150   8.125%, 12/1/08..................................      154
           495   8.625%, 1/15/07..................................      520
                                                                    -------
                                                                      1,955
                                                                    -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------
  HOTELS, LODGING & RESTAURANTS (4.5%)
$          560   Hilton Hotels 7.95%, 4/15/07.....................  $   580
           530   HMH Properties, Series A 7.875%, 8/1/05..........      521
           375   Host Marriott Travel Plaza 9.50%, 5/15/05........      391
                                                                    -------
                                                                      1,492
                                                                    -------
  MANUFACTURING (0.7%)
        (e)235   Building Materials Corp. 8.00%, 12/1/08..........      234
                                                                    -------
  MEDIA & ENTERTAINMENT (3.4%)
                 Chancellor Media Corp.
           455   Series B, 8.125%, 12/15/07.......................      454
        (e)215   9.00%, 10/1/08...................................      227
           415   Outdoor Systems, Inc. 8.875%, 6/15/07............      442
                                                                    -------
                                                                      1,123
                                                                    -------
  METALS (0.6%)
           220   Murrin Murrin Holdings Ltd. 9.375%, 8/31/07......      196
                                                                    -------
  PACKAGING (2.9%)
           400   Fred Meyer, Inc. 7.375%, 3/1/05..................      425
           360   Norampac, Inc. 9.50%, 2/1/08.....................      367
           150   SD Warren Co. 12.00%, 12/15/04...................      164
                                                                    -------
                                                                        956
                                                                    -------
  RETAIL (5.5%)
                 DR Structured Finance, Series:
           231   93-K1 A1 6.66%, 8/15/10..........................      219
            78   94-K1 A1 7.60%, 8/15/07..........................       78
           230   94-K1 A2 8.375%, 8/15/15.........................      226
            35   94-K2 A2 9.35%, 8/15/19..........................       37
  ECU      235   HMV Media Group plc, Series B, 10.875%,
                   5/15/08........................................      364
$          200   Kmart Funding Corp., Series F, 8.80%, 7/1/10.....      210
                 Musicland Group, Inc.
            50   9.00%, 6/15/03...................................       48
           400   Series B, 9.875%, 3/15/08........................      390
           276   Southland Corp. 5.00%,12/15/03...................      243
                                                                    -------
                                                                      1,815
                                                                    -------
  FOREIGN (11.3%)
    ARGENTINA (1.7%)
        (n)175   CTI Holdings S.A. 0.00%, 4/15/08.................       79
           551   Republic of Argentina, Series L (Floating Rate),
                   6.188%, 3/31/05................................      471
                                                                    -------
                                                                        550
                                                                    -------
    BRAZIL (0.5%)
        (n)100   Comp Energetica Sao Paul 9.125%, 6/26/07.........       81
        (e)150   Globo Communicacoes 10.625%, 12/5/08.............       96
                                                                    -------
                                                                        177
                                                                    -------
    HONG KONG (0.2%)
        (e)155   Cathay International Ltd. 13.00%, 4/15/08........       58
                                                                    -------
    INDONESIA (1.3%)
           100   Asia Pulp & Paper Co., Ltd., Series A, 12.00%,
                   2/15/04........................................       48
           700   Indah Kiat Finance Mauritius 10.00%, 7/1/07......      378
                                                                    -------
                                                                        426
                                                                    -------
    KOREA (2.3%)
           145   Korea Electric Power Corp. 7.75%, 4/1/13.........      122
                 Multicanal S.A.
           200   10.50%, 2/1/07...................................      185
     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------
$          135   Series C, 10.50%, 4/15/18........................  $   113
        (e)260   Samsung Electronics America 9.75%, 5/1/03........      246
        (e)125   Samsung Electronics Co. 7.45%, 10/1/02...........      111
                                                                    -------
                                                                        777
                                                                    -------
    MEXICO (2.8%)
            95   Grupo Minero Mexicano S.A. de CV, Series A,
                   8.25%, 4/1/08..................................       82
           250   Satelites Mexicanos S.A., Series B, 10.125%,
                   11/1/04........................................      205
           510   TV Azteca S.A., Series B, 10.50%, 2/15/07........      418
           285   United Mexican States Par Bond, Series A, 6.25%,
                   12/31/19.......................................      222
                                                                    -------
                                                                        927
                                                                    -------
    NETHERLANDS (0.7%)
        (n)350   PTC International Finance B.V. 0.00%, 7/1/07.....      243
                                                                    -------
    PHILIPPINES (1.8%)
                 Philippine Long Distance Telephone Co.,
           150   9.25%, 6/30/06...................................      144
           320   Series E, 7.85%, 3/6/07..........................      288
           200   Quezon Power Ltd. 8.86%, 6/15/17.................      149
                                                                    -------
                                                                        581
                                                                    -------
                                                                      3,739
                                                                    -------
  TECHNOLOGY (0.3%)
        (e)120   Entex Information Services 12.50%, 8/1/06........       84
                                                                    -------
  TRANSPORTATION (0.2%)
            67   ALPS, Series 96-1 DX 12.75%, 6/15/06.............       67
                                                                    -------
  U.S. TREASURY SECURITIES (2.7%)
           800   U. S. Treasury Note 6.50%, 10/15/06..............      887
                                                                    -------
  UTILITIES (1.9%)
           340   AES Corp. 8.50%, 11/1/07.........................      345
        (e)125   American Communication Lines LLC 10.25%,
                   6/30/08........................................      127
                 Niagara Mohawk Power, Series:
            64   G, 7.75%, 10/1/08................................       70
        (n)113   H, 0.00%, 7/1/10.................................       87
                                                                    -------
                                                                        629
                                                                    -------
  YANKEE (0.9%)
            70   Algoma Steel, Inc. 12.375%, 7/15/05..............       51
           310   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....      248
                                                                    -------
                                                                        299
                                                                    -------
TOTAL FIXED INCOME SECURITIES (COST $30,316)......................   29,863
                                                                    -------
UNITS (1.1%)
  COMMUNICATIONS (0.7%)
           135   Onepoint Communications Corp. 14.50%, 6/1/08.....       72
        (s)345   Rhythms Netconnections, Series B, 0.00%,
                   5/15/08........................................      167
                                                                    -------
                                                                        239
                                                                    -------
  TECHNOLOGY (0.4%)
           200   AMSC Acquisition Co., Inc., Series B, 12.25%,
                   4/1/08.........................................      124
                                                                    -------
TOTAL UNITS (COST $537)...........................................      363
                                                                    -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                      VALUE
    SHARES                                                            (000)
---------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK (0.1%)
  COMMUNICATIONS (0.1%)
        (a)414   Paxson Communications Corp., 9.75% PIK
                   (COST $40).....................................  $    40
                                                                    -------
PREFERRED STOCKS (0.3%)
  COMMUNICATIONS (0.3%)
      (a)1,100   Paxson Communications Corp., 13.25% PIK..........       96
      (a,e)564   Viatel, Inc., 10.00% PIK, Series A...............        4
                                                                    -------
TOTAL PREFERRED STOCKS (COST $110)................................      100
                                                                    -------

    NO. OF
   WARRANTS
--------------

WARRANTS (0.0%)
  COMMUNICATIONS (0.0%)
        (a)128   Paxson Communications Corp., expiring 6/30/03....       --
                                                                    -------
  INDUSTRIALS (0.0%)
     (a)13,800   Rhythms Netconnections, expiring 5/15/08.........       10
                                                                    -------
  TELEPHONES (0.0%)
    (a,e)2,000   American Mobile Satellite Corp., expiring
                   4/1/08.........................................        1
    (a,e)1,350   Onepoint Communications Corp., expiring 6/1/08...       --
                                                                    -------
TOTAL WARRANTS (COST $0)..........................................       11
                                                                    -------

     FACE
    AMOUNT
    (000)
--------------

SHORT-TERM INVESTMENT (6.1%)
  REPURCHASE AGREEMENT (6.1%)
$        1,997   Chase Securities, Inc. 4.45%, dated 12/31/98, due
                   1/4/99 to be repurchased at $1,998,
                   collateralized by U.S. Treasury Bonds, 8.75%,
                   due 5/15/17, valued at $2,015 (COST $1,997)....    1,997
                                                                    -------
TOTAL INVESTMENTS (97.9%) (COST $33,000).....................................           32,374
                                                                                       -------

                                                                                         VALUE
                                                                                         (000)
----------------------------------------------------------------------------------------------

OTHER ASSETS (2.2%)
  Interest Receivable.......................................  $           564
  Receivable for Portfolio Shares Sold......................              102
  Receivable for Investments Sold...........................               60
  Other Assets..............................................                7   $          733
                                                                        -----
LIABILITIES (-0.1%)
  Professional Fees Payable.................................              (13)
  Administrative Fees Payable...............................               (7)
  Unrealized Loss on Foreign Currency Exchange Contracts....               (6)
  Investment Advisory Fees Payable..........................               (5)
  Payable for Portfolio Shares Redeemed.....................               (4)
  Custodian Fees Payable....................................               (3)
  Other Liabilities.........................................              (10)             (48)
                                                                        -----          -------
NET ASSETS (100%)............................................................   $       33,059
                                                                                       -------
                                                                                       -------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 3,192,686 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...........................                    $       10.35
                                                                                      -------
                                                                                      -------
NET ASSETS CONSIST OF:
Paid in Capital..............................................................   $      33,775
Overdistributed Net Investment Income........................................             (19 )
Accumulated Net Realized Loss................................................             (56 )
Unrealized Depreciation on Investments, Futures and Foreign Currency
  Translations...............................................................            (641 )
                                                                                      -------
NET ASSETS..................................................                    $      33,059
                                                                                      -------
                                                                                      -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                 NET
 CURRENCY                           IN EXCHANGE              UNREALIZED
TO DELIVER    VALUE    SETTLEMENT       FOR        VALUE     GAIN (LOSS)
  (000)       (000)       DATE         (000)       (000)        (000)
----------  ---------  -----------  -----------  ---------  -------------
  ECU   90  $     106     1/25/99    U.S.$ 105   $     105    $      (1)
   DEM  45         27     1/27/99    U.S.$  27          27           --
   DEM 950        571     1/27/99    U.S.$ 572         572            1
   DEM 350        211     2/22/99    U.S.$ 211         211           --
   DEM 140         84      2/8/99    U.S.$  84          84           --
  GBP  340        565      3/3/99    U.S.$ 559         559           (6)
            ---------                            ---------          ---
            $   1,564                            $   1,558    $      (6)
            ---------                            ---------          ---
            ---------                            ---------          ---

----------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 1998 the following futures contracts were open:

                   NUMBER        AGGREGATE                 UNREALIZED
                     OF         FACE VALUE   EXPIRATION   APPRECIATION
                  CONTRACTS        (000)        DATE      (DEPRECIATION)
               ---------------  -----------  -----------  -------------
Short:
Long Gilt                 2      U.S.$ 395       Mar-99     U.S.$ (10)

---------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(j)   --  Security was pledged to cover margin requirements for futures contracts.
(n) -- Step Bond-coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
ECU   --  European Currency Units
GBP   --  British Pound
PIK   --  Payment-In-Kind. Income may be paid in additional securities or in cash at the discretion of the issuer.
Floating Rate -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at December 31, 1998.

---------------
At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  33,000     $     728        $  (1,354)       $    (626)

---------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,590,000 and $9,547,000 respectively. There were no purchases and sales of Long-term U.S. Government securities during the year ended December 31, 1998.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes net capital losses and net currency losses of approximately $56,000 and $11,000, respectively.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                               YEAR ENDED
                                                                        DECEMBER 31, 1998
                                                                                    (000)
-----------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                              $          2,034
  Dividends                                                                           20
                                                                                  ------
    Total Income                                                                   2,054
                                                                                  ------
EXPENSES:
  Investment Advisory Fees                                                           111
  Less: Fees Waived                                                                  (77)
                                                                                  ------
  Net Investment Advisory Fees                                                        34
  Administrative Fees                                                                 58
  Shareholder Reports                                                                 47
  Professional Fees                                                                   27
  Custodian Fees                                                                       9
  Other                                                                                3
                                                                                  ------
    Net Expenses                                                                     178
                                                                                  ------
Net Investment Income                                                              1,876
                                                                                  ------
NET REALIZED GAIN/LOSS ON:
  Investments Sold                                                                   192
  Foreign Currency Transactions                                                      (37)
  Futures Contracts                                                                  (20)
                                                                                  ------
    Net Realized Gain                                                                135
                                                                                  ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                       (958)
  Futures                                                                            (10)
  Foreign Currency Translations                                                       (5)
                                                                                  ------
    Change in Unrealized Appreciation/Depreciation                                  (973)
                                                                                  ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                (838)
                                                                                  ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $          1,038
                                                                                  ------
                                                                                  ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              PERIOD FROM
                                                                         JANUARY 2, 1997*
                                                                                       TO
                                                           YEAR ENDED        DECEMBER 31,
                                                    DECEMBER 31, 1998                1997
                                                                (000)               (000)
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $          1,876    $            720
  Net Realized Gain                                              135                 191
  Change in Unrealized Appreciation/Depreciation                (973)                332
                                                             -------             -------
  Net Increase in Net Assets Resulting from
    Operations                                                 1,038               1,243
                                                             -------             -------
DISTRIBUTIONS:
  Net Investment Income                                       (1,838)               (719)
  Net Realized Gain                                             (207)               (147)
  In Excess of Net Realized Gain                                 (86)                 --
                                                             -------             -------
  Total Distributions                                         (2,131)               (866)
                                                             -------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                   33,087              11,950
 Distributions Reinvested                                      2,117                 257
 Redeemed                                                    (13,542)                (94)
                                                             -------             -------
 Net Increase in Net Assets Resulting from Capital
   Share Transactions                                         21,662              12,113
                                                             -------             -------
 Total Increase in Net Assets                                 20,569              12,490
NET ASSETS:
  Beginning of Period                                         12,490                  --
                                                             -------             -------
  End of Period (Including (overdistributed)
    undistributed net investment income of $(19)
    and $2, respectively)                           $         33,059    $         12,490
                                                             -------             -------
                                                             -------             -------
-----------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                        3,060               1,164
      Shares Issued on Distributions Reinvested                  205                  24
      Shares Redeemed                                         (1,252)                 (9)
                                                             -------             -------
    Net Increase in Capital Shares Outstanding                 2,013               1,179
                                                             -------             -------
                                                             -------             -------
-----------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                    PERIOD FROM
                                              YEAR ENDED       JANUARY 2, 1997*
                                            DECEMBER 31,        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS                  1998                   1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $ 10.59                $ 10.00
                                              -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.63                   0.63
  Net Realized and Unrealized Gain
    (Loss)                                      (0.13)                  0.72
                                              -------                -------
  Total From Investment Operations               0.50                   1.35
                                              -------                -------
DISTRIBUTIONS
  Net Investment Income                         (0.62)                 (0.63)
  Net Realized Gain                             (0.08)                 (0.13)
  In Excess of Realized Gain                    (0.04)                    --
                                              -------                -------
  Total Distributions                           (0.74)                 (0.76)
                                              -------                -------
NET ASSET VALUE, END OF PERIOD                $ 10.35                $ 10.59
                                              -------                -------
                                              -------                -------
TOTAL RETURN                                     4.80%                 13.53%
                                              -------                -------
                                              -------                -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $33,059                $12,490
Ratio of Expenses to Average Net
  Assets                                         0.80%                  0.81%**
Ratio of Expenses to Average Net
  Assets
  Excluding Interest Expense                      N/A                   0.80%**
Ratio of Net Investment Income to
  Average Net Assets                             8.42%                  7.41%**
Portfolio Turnover Rate                            48%                    78%
-------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net
    Investment Income                         $  0.03                $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.15%                  1.68%**
  Net Investment Income to Average
    Net Assets                                   8.07%                  6.53%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Portfolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the High Yield Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

Investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM            MORE
     FIRST        $500 MILLION        THAN
 $500 MILLION     TO $1 BILLION    $1 BILLION
---------------  ---------------  -------------
       0.50%            0.45%           0.40%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management Inc. (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in foreign currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At December 31, 1998, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.) --
High Yield Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc. -- High Yield Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 1.1%.

For the year ended December 31, 1998, the Portfolio has designated a 20% long-term capital gain of approximately $225,000.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter Investment
 Management Limited; Managing Director,
 Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.